Exhibit 10.1

 Execution Version

LIMITED WAIVER AND CONSENT TO CREDIT AGREEMENT

THIS LIMITED WAIVER AND CONSENT TO CREDIT AGREEMENT (this “Waiver”) dated as of April 19, 2021 between SEQUENTIAL BRANDS GROUP, INC., a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, and WILMINGTON TRUST, NATIONAL ASSOCIATION, as administrative agent and collateral agent (the “Agent”), in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent are party to that certain Third Amended and Restated Credit Agreement dated as of July 1, 2016 (as amended, restated, supplemented or modified and in effect as of the date hereof, the “Credit Agreement”);

WHEREAS, on November 15, 2020, the Borrower, the Agent, and Lenders constituting Required Lenders entered into the Fifth Amendment pursuant to which (i) the parties thereto amended certain provisions of the Credit Agreement and (ii) the Required Lenders granted the Borrower the Requested Waiver (as such term is defined in the Fifth Amendment) on the terms set forth in the Fifth Amendment in respect of the Specified Events of Default (as such term is defined in the Fifth Amendment);

WHEREAS, on December 31, 2020, the Borrower, Lenders constituting Required Lenders and the Agent entered into that certain Limited Waiver and Consent to Credit Agreement pursuant to which the Required Lenders extended the Requested Waiver to January 31, 2021, on the terms and conditions set forth therein;

WHEREAS, on January 31, 2021, the Borrower, Lenders constituting Required Lenders and the Agent entered into that certain Limited Waiver and Consent to Credit Agreement pursuant to which the Required Lenders extended the Requested Waiver to February 21, 2021, on the terms and conditions set forth therein;

WHEREAS, on February 21, 2021, the Borrower, Lenders constituting Required Lenders and the Agent entered into that certain Limited Waiver and Consent to Credit Agreement pursuant to which the Required Lenders extended the Requested Waiver to March 10, 2021, on the terms and conditions set forth therein;

WHEREAS, on March 10, 2021, the Borrower, Lenders constituting Required Lenders and the Agent entered into that certain Limited Waiver and Consent to Credit Agreement pursuant to which the Required Lenders extended the Requested Waiver to March 31, 2021, on the terms and conditions set forth therein;

WHEREAS, on March 31, 2021, the Borrower, Lenders constituting Required Lenders and the Agent entered into that certain Limited Waiver and Consent to Credit Agreement pursuant to which the Required Lenders extended the Requested Waiver to April 19, 2021, on the terms and conditions set forth therein;

WHEREAS, the Borrower has requested that the Lenders party hereto (constituting Required Lenders) and the Agent further extend the Requested Waiver to May 10, 2021, on the terms and for the period set forth herein;

WHEREAS, the Required Lenders and the Agent (at the direction of the Required Lenders) have agreed to extend the Requested Waiver as set forth herein;

WHEREAS, the Loan Parties, the Agent and the Lenders party thereto entered into that certain Limited Waiver to Third Amended and Restated Credit Agreement dated as of April 9, 2021 (the “Original Waiver”; a copy of which is attached hereto as Annex A) pursuant to which subject to the terms and conditions provided therein, the Agent and certain Lenders waived the Borrower’s failure to deliver the 2020 Financials, the 2020 Accountant’s Certificate and the 2020 Compliance Certificate (each as defined in the Original Waiver) within 90 days after the end of the Fiscal Year ended December 31, 2020 as required pursuant to Sections 6.01(a), 6.02(a) and 6.02(b) of the Credit Agreement, respectively, until April 20, 2021 (or such later date to which the Required Lenders may agree in writing);

WHEREAS, Section 6.01(a) of the Credit Agreement requires that the annual financial statements provided thereunder be accompanied by a report and unqualified opinion of a Registered Public Accounting Firm of nationally recognized standing, which report and opinion (i) shall be prepared in accordance with generally accepted auditing standards and (ii) shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit (this clause (ii), the “Unqualified Audit Requirement”);

WHEREAS, the Borrower has requested that the Agent and the Lenders party hereto waive the Unqualified Audit Requirement with respect to the Annual Financial Statements for the Fiscal Year ended December 31, 2020; and

WHEREAS, the Required Lenders and the Agent (at the direction of the Required Lenders) have agreed to waive the Unqualified Audit Requirement with respect to the Annual Financial Statements for the Fiscal Year ended December 31, 2020 as set forth herein.

NOW THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto hereby agree as follows:

1.                  Incorporation of Terms. All capitalized terms not otherwise defined herein shall have the same meaning as in the Credit Agreement.

2.                  Representations and Warranties. The Borrower hereby represents and warrants that (i) no Default or Event of Default exists under the Credit Agreement or under any other Loan Document on and as of the date hereof (other than the Specified Events of Default subject to the Requested Waiver and the Acknowledged Defaults (as defined in the Original Waiver) subject to the Original Waiver), and (ii) after giving effect to this Waiver, all representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct, in all material respects, on and as of the date hereof, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and (ii) in the case of any representation and warranty qualified by materiality, they shall be true and correct in all respects.

3.                  Limited Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 4 of this Waiver, Agent and the Lenders party hereto hereby grant an extension to the Requested Waiver through May 10, 2021 (subject to further extension as may be granted as set forth below); provided, that the foregoing waiver shall be effective only to the extent specifically set forth herein and shall not (a) be construed as a consent to or waiver of (i) any breach, Default or Event of Default other than as specifically waived herein, or (ii) any breach, Default or Event of Default of which Agent or any of the Lenders have not been informed by any Loan Party, (b) affect the right of Agent or any of the Lenders to demand strict compliance by each Loan Party with all terms and conditions of the Credit Agreement and the Loan Documents, except as specifically consented to, modified or waived by the terms hereof, (c) be deemed a consent to or waiver of any future transaction or action on the part of any Loan Party requiring the Lenders’ or the Required Lenders’ consent or approval under the Credit Agreement or the Loan Documents, or (d) diminish, prejudice or waive any of Agent’s or any Lender’s rights and remedies under the Credit Agreement, any of the other Loan Documents, or applicable law, whether arising as a consequence of any Default or Event of Default which may now exist or otherwise, and Agent and each of the Lenders hereby reserve all of such rights and remedies. It is understood and agreed that the Requested Waiver is temporary and shall expire on May 10, 2021 unless further extended by the Agent (at the direction of the Required Lenders in their sole discretion). Upon the expiration of the Requested Waiver, the Specified Events of Defaults shall constitute an immediate Event of Default under the Credit Agreement. For the avoidance of doubt and notwithstanding anything herein to the contrary, during the period in which the Requested Waiver is in effect, to the extent any provision of the Credit Agreement or any other Loan Document is qualified by, or requires the absence of, any Default or Event of Default, a Default or Event of Default shall be deemed to have occurred for purposes of such provisions as a result of the Specified Events of Default notwithstanding the Requested Waiver.

The Agent (at the direction of the Required Lenders) and Lenders party hereto waive the Unqualified Audit Requirement with respect to the 2020 Financials for the Fiscal Year ended December 31, 2020.

4.                  Conditions to Effectiveness. This Waiver shall not be effective until each of the following conditions precedent has been fulfilled to the satisfaction of the Agent (at the direction of the Required Lenders):

(a)               This Waiver shall have been duly executed and delivered by the Borrower, the other Loan Parties, the Agent, and the Required Lenders, and the Agent shall have received evidence thereof.

(b)               The Agent shall have received a duly executed and effective Amendment to Fourth Amendment to Third Amended and Restated Credit Agreement Side Letter, dated as of the date hereof, by and among the Borrower, the Agent and the Lenders party thereto (the “Side Letter Amendment”).

(c)               All action on the part of the Borrower and the other Loan Parties necessary for the valid execution, delivery and performance by the Borrower and the other Loan Parties of this Waiver and the other Loan Documents shall have been duly and effectively taken.

(d)               After giving effect to this Waiver, no Default or Event of Default shall have occurred and be continuing.

(e)               The Borrower shall have paid in full all fees and expenses of the Agent (including the reasonable and documented fees and expenses of counsel for the Agent) and the KKR Representative (including those of King & Spalding LLP and Province Inc.) due and payable on or prior to the date hereof, and in the case of expenses, to the extent invoiced at least one (1) Business Day prior to the date hereof.

(f)                The Agent shall have received a duly executed waiver by the Borrower, the BoA Agent and the Lenders party thereto pursuant to which the BoA Agent and Lenders party thereto waive the Unqualified Audit Requirement (as defined therein).

5.                  Binding Effect. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their heirs, representatives, successors and assigns.

6.                  Reaffirmation of Obligations. The Borrower and each Guarantor hereby ratifies the Loan Documents and acknowledges and reaffirms (a) that it is bound by all terms of the Loan Documents applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

7.                  Loan Document. This Waiver shall constitute a Loan Document under the terms of the Credit Agreement.

8.                  Multiple Counterparts. This Waiver may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Waiver by telecopy, pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Waiver.

9.                  Governing Law. THIS WAIVER AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE BASED UPON, ARISING OUT OF OR RELATING TO THIS WAIVER AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

10.              Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 10.14 and 10.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

11.              Agent Authorization. Each of the undersigned Lenders hereby authorizes and directs Agent to execute and deliver this Waiver on its behalf and, by its execution below, each of the undersigned Lenders agrees to be bound by the terms and conditions of this Waiver.

IN WITNESS WHEREOF, this Waiver has been duly executed and delivered by each of the parties hereto as of the date first above written.

BORROWER:

SEQUENTIAL BRANDS GROUP, INC.

By:	/s/ Lorraine DiSanto
Name:	Lorraine DiSanto
Title:	Chief Financial Officer

GUARANTORS:

SQBG, INC.

By:	/s/ Lorraine DiSanto
Name:	Lorraine DiSanto
Title:	Chief Financial Officer

SEQUENTIAL LICENSING, INC.

By:	/s/ Lorraine DiSanto
Name:	Lorraine DiSanto
Title:	Chief Financial Officer

WILLIAM RAST LICENSING, LLC

By:	/s/ Lorraine DiSanto
Name:	Lorraine DiSanto
Title:	Chief Financial Officer

HEELING SPORTS LIMITED

By:	/s/ Lorraine DiSanto
Name:	Lorraine DiSanto
Title:	Chief Financial Office

B®AND MATTER, LLC

By:	/s/ Lorraine DiSanto
Name:	Lorraine DiSanto
Title:	Chief Financial Officer

[Signature Page to Limited Waiver and Consent]

SB G FM, LLC

By:	/s/ Lorraine DiSanto
Name:	Lorraine DiSanto
Title:	Chief Financial Officer

SBG UNIVERSE BRANDS, LLC

By:	/s/ Lorraine DiSanto
Name:	Lorraine DiSanto
Title:	Chief Financial Officer

GALAXY BRANDS LLC

By:	/s/ Lorraine DiSanto
Name:	Lorraine DiSanto
Title:	Chief Financial Officer

The Basketball Marketing Company, Inc.

By:	/s/ Lorraine DiSanto
Name:	Lorraine DiSanto
Title:	Chief Financial Officer

AMERICAN SPORTING GOODS CORPORATION

By:	/s/ Lorraine DiSanto
Name:	Lorraine DiSanto
Title:	Chief Financial Office

LNT BRANDS LLC

By:	/s/ Lorraine DiSanto
Name:	Lorraine DiSanto
Title:	Chief Financial Officer

JOE’S HOLDINGS LLC

By:	/s/ Lorraine DiSanto
Name:	Lorraine DiSanto
Title:	Chief Financial Officer

[Signature Page to Limited Waiver and Consent]

GAIAM BRAND HOLDCO, LLC

By:	/s/ Lorraine DiSanto
Name:	Lorraine DiSanto
Title:	Chief Financial Officer

GAIAM AMERICAS, INC.

By:	/s/ Lorraine DiSanto
Name:	Lorraine DiSanto
Title:	Chief Financial Officer

SBG-GAIAM HOLDINGS, LLC

By:	/s/ Lorraine DiSanto
Name:	Lorraine DiSanto
Title:	Chief Financial Officer

[Signature Page to Limited Waiver and Consent]

wilmington trust, national association, as Agent

By:	/s/ David Bergstrom
Name:	David Bergstrom
Title:	Vice President

[Signature Page to Limited Waiver and Consent]

LENDERS:

FS KKR CAPITAL CORP.

By:	/s/ Jessica Woolf
Name: Jessica Woolf
Title: Authorized Signatory

DARBY CREEK LLC

By:	/s/ Jessica Woolf
Name: Jessica Woolf
Title: Authorized Signatory

FS KKR CAPITAL CORP. II

By:	/s/ Jessica Woolf
Name: Jessica Woolf
Title: Authorized Signatory

DUNLAP FUNDING LLC

By:	/s/ Jessica Woolf
Name: Jessica Woolf
Title: Authorized Signatory

[Signature Page to Limited Waiver and Consent]

Annex A

LIMITED WAIVER TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS LIMITED WAIVER TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Waiver”), dated as of April 9, 2021, is entered into by and among WILMINGTON TRUST, NATIONAL ASSOCIATION, as administrative agent and collateral agent for Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”), the Lenders identified on the signature pages hereof, and SEQUENTIAL BRANDS GROUP, INC., a Delaware corporation (the “Borrower”), and acknowledged and agreed to by each of the Guarantors identified on the signature pages hereof.

RECITALS

A.       The Borrower, certain subsidiaries of the Borrower party thereto from time to time, the lenders party thereto from time to time (the “Lenders”) and Agent have previously entered into that certain Third Amended and Restated Credit Agreement dated as of July 1, 2016 (as the same has been amended, restated, amended and restated, supplemented, or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to the Borrower. Terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.

B.       The Borrower has requested that the Lenders (x)(i) waive the Default that has arisen under Section 6.01(a) of the Credit Agreement due to the failure of the Borrower to deliver the audited financial statements of the Borrower and its Subsidiaries for the Fiscal Year ended December 31, 2020 (“2020 Financials”) in accordance with the provisions set forth in Section 6.01(a) of the Credit Agreement (“2020 Financials Default”), (ii) waive the Default that has arisen under Section 6.02(a) of the Credit Agreement due to the failure of the Borrower to deliver the certificate of its Registered Public Accounting Firm for the Fiscal Year ended December 31, 2020 (“2020 Accountant’s Certificate”) in accordance with the provisions set forth in Section 6.02(a) of the Credit Agreement (the “2020 Accountant’s Certificate Default”), (iii) waive the Default that has arisen under Section 6.02(b) of the Credit Agreement due to the failure of the Borrower to deliver the Compliance Certificate for the Fiscal Year ended December 31, 2020 (“2020 Compliance Certificate”) in accordance with the provisions set forth in Section 6.02(b) of the Credit Agreement (the “2020 Compliance Certificate Default”), and (iv) waive any Event of Default that has arisen under Section 8.01(e) of the Credit Agreement due to the failure of the Borrower to (w) deliver the audited financial statements of the Borrower and its Subsidiaries for the Fiscal Year ended December 31, 2020 (the “BoA Financials”) in accordance with the provisions set forth in Section 6.01(a) of the BoA Credit Agreement (the “BoA Financials Default”), (x) deliver the certificate of the Borrower’s Registered Public Accounting Firm (as defined in the BoA Credit Agreement) for the Fiscal Year ended December 31, 2020 (the “BoA Accountant’s Certificate”) in accordance with the provisions set forth in Section 6.02(a) of the BoA Credit Agreement (the “BoA Accountant’s Certificate Default”) and (y) deliver the Compliance Certificate for the Fiscal Year ended December 31, 2020 (“BoA Compliance Certificate”) in accordance with the provisions set forth in Section 6.02(b) of the BoA Credit Agreement (the “BoA Compliance Certificate Default”; and together with the 2020 Financials Default, the 2020 Accountant’s Certificate Default, the 2020 Compliance Certificate Default, the BoA Financials Default and the BoA Accountant’s Certificate Default, collectively, the “Acknowledged Defaults”) and (y) extend the deadline under the Credit Agreement to deliver to 2020 Financials, the 2020 Accountant’s Certificate and the 2020 Compliance Certificate to April 20, 2021.

C.       The Agent (at the direction of the Lenders) and Lenders (constituting the Required Lenders) party hereto are willing to grant a limited waiver with respect to the Acknowledged Defaults (such waiver, the “Requested Waiver”) under the Credit Agreement, subject to the terms and conditions set forth herein.

D.       The Borrower is entering into this Waiver with the understanding and agreement that, except as specifically provided herein, none of Agent’s or any Lender’s rights or remedies as set forth in the Credit Agreement or the other Loan Documents are being waived or modified by the terms of this Waiver.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.              Limited Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 2 of this Waiver, Agent (at the direction of the Lenders) and the Lenders party hereto (constituting the Required Lenders) hereby grant the Requested Waiver; provided, that the 2020 Financials, the 2020 Accountant’s Certificate, the 2020 Compliance Certificate, the BoA Financials, the BoA Accountant’s Certificate and the BoA Compliance Certificate are delivered to the Administrative Agent, for delivery to the Lenders on or before April 20, 2021 (or such later date to which the Required Lenders may agree in writing, which shall include, for the avoidance of doubt, written confirmation by e-mail); provided, further, that the foregoing waiver shall be effective only to the extent specifically set forth herein and shall not (a) be construed as a consent to or waiver of (i) any breach, Default or Event of Default other than as specifically waived herein, or (ii) any breach, Default or Event of Default of which Agent or any of the Lenders have not been informed by any Loan Party, (b) affect the right of Agent or any of the Lenders to demand compliance by each Loan Party with all terms and conditions of the Credit Agreement and the Loan Documents, except as specifically consented to, modified or waived by the terms hereof, (c) be deemed a consent to or waiver of any future transaction or action on the part of any Loan Party requiring the Lenders’ or the Required Lenders’ consent or approval under the Credit Agreement or the Loan Documents, or (d) except as set forth specifically herein, diminish, prejudice or waive any of Agent’s or any Lender’s rights and remedies under the Credit Agreement, any of the other Loan Documents, or applicable law, whether arising as a consequence of any Default or Event of Default which may now exist or otherwise, and Agent and each of the Lenders hereby reserve all of such rights and remedies. Upon the expiration of the Requested Waiver, each Acknowledged Default, to the extent not cured prior to the expiration of the Requested Waiver, shall constitute an immediate Event of Default under the Credit Agreement. For the avoidance of doubt and notwithstanding anything herein to the contrary, during the period in which the Requested Waiver is in effect, to the extent any provision of the Credit Agreement or any other Loan Document is qualified by, or requires the absence of, any Default, a Default shall be deemed to have occurred for purposes of such provisions as a result of the Acknowledged Defaults notwithstanding the Requested Waiver.

2.              Conditions Precedent to Effectiveness of this Waiver. This Waiver shall not become effective until all of the following conditions precedent shall have been satisfied in the sole discretion of the Administrative Agent and the Required Lenders:

(a)               Agent shall have received fully executed counterparts to this Waiver, in form and substance satisfactory to the Required Lenders.

(b)               Agent shall have received fully executed counterparts of a limited waiver letter (the “BoA Waiver”) in respect of the BoA Credit Agreement, in form and substance satisfactory to the Required Lenders, and the conditions precedent set forth therein shall have been satisfied.

3.              Release.

In consideration of the Lenders’ willingness to enter into this Limited Waiver, each Loan Party hereby releases and forever discharges the Agent and each Lender and the Agent’s and each Lender’s respective predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, and affiliates (hereinafter all of the above collectively referred to as the “Bank Group”), from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, including, without limitation, all claims, demands, and causes of action for contribution and indemnity, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which any Loan Party may have or claim to have against any of the Bank Group in any way related to or connected with the Loan Documents and the transactions contemplated thereby.

4.              Representations and Warranties. The Borrower represents and warrants as follows:

(a)               Authority. The Borrower has the requisite corporate power and authority to execute and deliver this Waiver, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by the Borrower of this Waiver have been duly approved by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene (i) any material provision of any law or (ii) where such contravention could individually or in the aggregate reasonably be expected to result in a Material Adverse Effect, any material contractual restriction binding on the Borrower. No other corporate proceedings are necessary to consummate such transactions.

(b)               Enforceability. This Waiver has been duly executed and delivered by the Borrower. This Waiver and each Loan Document (as amended or modified hereby) are the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, and are in full force and effect.

(c)               Representations and Warranties. Immediately after giving effect to the terms of this Waiver, the representations and warranties contained in each Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any portion of any representation and warranty that is already qualified or modified by materiality in the text thereof) on and as of the date hereof as though made on and as of the date hereof.

5.              No Default. Immediately after giving effect to the terms of this Waiver, no event has occurred and is continuing that constitutes a Default or Event of Default.

6.              Binding Effect. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their heirs, representatives, successors and assigns.

7.              Reaffirmation of Obligations. The Borrower and each Guarantor hereby ratifies the Loan Documents and acknowledges and reaffirms (a) that it is bound by all terms of the Loan Documents applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

8.              Loan Document. This Waiver shall constitute a Loan Document under the terms of the Amended Credit Agreement.

9.              Multiple Counterparts. This Waiver may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Waiver by telecopy, pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Waiver.

10.              Governing Law. THIS WAIVER AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE BASED UPON, ARISING OUT OF OR RELATING TO THIS WAIVER AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

11.              Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 10.14 and 10.15 of the Amended Credit Agreement are hereby incorporated by reference, mutatis mutandis.

12.              Agent Authorization. Each of the undersigned Lenders hereby authorizes and directs Agent to execute and deliver this Waiver on its behalf and, by its execution below, each of the undersigned Lenders agrees to be bound by the terms and conditions of this Waiver.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed and delivered as of the date first above written.

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Agent

By:	/s/ David Bergstrom
Name:	David Bergstrom
Title:	Vice President

LENDERS:

FS KKR CAPITAL CORP.

By:	/s/ Jessica Woolf
Name: Jessica Woolf
Title: Authorized Signatory

DARBY CREEK LLC

By:	/s/ Jessica Woolf
Name: Jessica Woolf
Title: Authorized Signatory

FS KKR CAPITAL CORP. II

By:	/s/ Jessica Woolf
Name: Jessica Woolf
Title: Authorized Signatory

DUNLAP FUNDING LLC

By:	/s/ Jessica Woolf
Name: Jessica Woolf
Title: Authorized Signatory

ACKNOWLEDGED AND AGREED:

BORROWER:

SEQUENTIAL BRANDS GROUP, INC.
a Delaware corporation

By:	/s/ Lorraine DiSanto
Name:	Lorraine DiSanto
Title:	Chief Financial Officer

GUARANTORS:

SQBG, INC.

By:	/s/ Lorraine DiSanto
Name:	Lorraine DiSanto
Title:	Chief Financial Officer

SEQUENTIAL LICENSING, INC.

By:	/s/ Lorraine DiSanto
Name:	Lorraine DiSanto
Title:	Chief Financial Officer

WILLIAM RAST LICENSING, LLC

By:	/s/ Lorraine DiSanto
Name:	Lorraine DiSanto
Title:	Chief Financial Officer

HEELING SPORTS LIMITED

By:	/s/ Lorraine DiSanto
Name:	Lorraine DiSanto
Title:	Chief Financial Office

B®AND MATTER, LLC

By:	/s/ Lorraine DiSanto
Name:	Lorraine DiSanto
Title:	Chief Financial Officer

SB G FM, LLC

By:	/s/ Lorraine DiSanto
Name:	Lorraine DiSanto
Title:	Chief Financial Officer

SBG UNIVERSE BRANDS, LLC

By:	/s/ Lorraine DiSanto
Name:	Lorraine DiSanto
Title:	Chief Financial Officer

GALAXY BRANDS LLC

By:	/s/ Lorraine DiSanto
Name:	Lorraine DiSanto
Title:	Chief Financial Officer

The Basketball Marketing Company, Inc.

By:	/s/ Lorraine DiSanto
Name:	Lorraine DiSanto
Title:	Chief Financial Officer

AMERICAN SPORTING GOODS CORPORATION

By:	/s/ Lorraine DiSanto
Name:	Lorraine DiSanto
Title:	Chief Financial Office

LNT BRANDS LLC

By:	/s/ Lorraine DiSanto
Name:	Lorraine DiSanto
Title:	Chief Financial Officer

JOE’S HOLDINGS LLC

By:	/s/ Lorraine DiSanto
Name:	Lorraine DiSanto
Title:	Chief Financial Officer

GAIAM BRAND HOLDCO, LLC

By:	/s/ Lorraine DiSanto
Name:	Lorraine DiSanto
Title:	Chief Financial Officer

GAIAM AMERICAS, INC.

By:	/s/ Lorraine DiSanto
Name:	Lorraine DiSanto
Title:	Chief Financial Officer

SBG-GAIAM HOLDINGS, LLC

By:	/s/ Lorraine DiSanto
Name:	Lorraine DiSanto
Title:	Chief Financial Officer